UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 14, 2005

                             ALTEX INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-09030                  84-0989164
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(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)


                 PO Box 1057, Breckenridge, Colorado 80424-1057
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 265-9312

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written communications pursuant to Rule 425 under the Securities Act

     [_]  Soliciting material pursuant to Rule 14a12 under the Exchange Act

     [_] Pre-commencement communications pursuant to Rule 14d2(b) under the Exchange Act

     [_] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


     On December 14, 2005, at an Oil & Gas Asset Clearinghouse auction in Houston, Texas, Altex Oil Corporation ("AOC"), a wholly-owned subsidiary of Registrant, agreed to sell all of its non-operated working interests in producing oil and gas wells in Wyoming to Wellstar Corporation for approximately $1.85 million in cash, net of selling expenses; all of its operated working interests in producing oil and gas wells to Chaparral Energy, LLC for approximately $335,000 in cash, net of selling expenses; and all of its overriding royalty interests in producing oil and gas wells in Wyoming to Penroc Oil Corporation for approximately $180,000 in cash, net of selling expenses. The transactions are subject to rescission and pricing adjustments under certain conditions, and closing of the transactions cannot be assured.

     AOC retains working and overriding royalty interests in the Bluebell-Altamont Field in Utah, an overriding royalty interest in undeveloped properties in the Standard Draw and Echo Springs Fields in Wyoming, and an interest in an application for leases under the Combined Hydrocarbon Leasing Act of 1981 in the Tar Sands Triangle Area of Utah.

     Altex Industries, Inc. (the "Company") intends to reinvest the proceeds of the sale either in interests in oil and gas properties or otherwise. There can be no assurance as to if and when any such reinvestment would be made.


            "SAFE HARBOR" STATEMENT UNDER THE UNITED STATES PRIVATE
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                    SECURITIES LITIGATION REFORM ACT OF 1995
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     Statements  that  are  not  historical facts contained in this Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual results to differ from projected results. Factors that could cause actual results to differ materially include, among others: general economic conditions; the market price of oil and natural gas; the risks associated with exploration and production in the Rocky Mountain region; the Company's ability to find, acquire, market, develop, and produce new properties; operating hazards attendant to the oil and natural gas business; uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of development expenditures; the strength and financial resources of the Company's competitors; the Company's ability to find and retain skilled personnel; climatic conditions; availability and cost of material and equipment; delays in anticipated start-up dates; environmental risks; the results of financing efforts; and other uncertainties detailed in the Company's 2004 Annual Report filed on Form 10-KSB with the Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2005                    By:   /s/ Steven H. Cardin
                                                 -------------------------------
                                                  Chief Executive Officer and
                                                  Principal Financial Officer


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